UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

TEGNA Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

TEGNA Online Go to www.envisionreports.com/TGNA or scan the QR code login details are located in the shaded bar below. Shareholder Meeting Notice Important Notice Regarding the Availability of Proxy Materials for the TEGNA Inc. Shareholder Meeting to be Held on August 17, 2023 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at: WWW.envisionreports.com/TGNA Easy Online Access View your proxy materials and vote. Step 1: Go to www.envisionreports.com/TGNA Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.Obtaining a Copy of the Proxy Materials If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before August 7, 2023 to facilitate timely delivery. 2NOT 03UK4A

Shareholder Meeting Notice TEGNA Inc.'s Annual Meeting of Shareholders will be held on Thursday, August 17, 2023 at 10:00 a.m. Eastern Time, virtually via the Internet at meetnow.global/MA7WFZQ. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations. The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposals 2 and 3. 1. To consider and act upon a proposal to elect nine director nominees to the Companys Board of Directors to hold office until the Companys 2024 Annual Meeting of Shareholders. 01 - Gina L. Bianchini 02 - Howard D. Elias 03 - Stuart J. Epstein 04 - Karen H. Grimes 05 - David T. Lougee 06 - Scott K. McCune 07 - Henry W. McGee 08 - Neal Shapiro 09 - Melinda C. Witmer 2. COMPANY PROPOSAL TO RATIFY the appointment of PricewaterhouseCoopers LLP as the Companys independent registered public accounting firm for the 2023 fiscal year. 3. COMPANY PROPOSAL TO APPROVE, ON AN ADVISORY BASIS, the compensation of the Companys named executive officers. The Board of Directors recommends a vote for 1 YEAR on Proposal 4. 4. ADVISORY VOTE ON THE FREQUENCY of future advisory votes to approve the compensation of the Companys named executive officers. The Board of Directors recommends a vote AGAINST Proposal 5. 5. SHAREHOLDER PROPOSAL regarding shareholder ratification of termination pay. PLEASE NOTE YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. Heres how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. Internet Go to www.envisionreports.com/TGNA. Click Cast Your Vote or Request Materials. Phone Call us free of charge at 1-866-641-4276. Email Send an email to investorvote@computershare.com with Proxy Materials TEGNA Inc. in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by August 7, 2023.